UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

Pacific Capital Bancorp
(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Anacapa Street, Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation Fair Disclosure

On June 10, Pacific Capital Bancorp (the “Company”) filed a copy of its current investor presentation in anticipation of an upcoming meeting with a group of investors being held at its offices in Santa Barbara, California.

Item 9.01           Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Investor presentation dated June 2009

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFIC CAPITAL BANCORP

Date:	June 10, 2009	/s/ Stephen V. Masterson
Stephen V. Masterson
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Pacific Capital Bancorp investor presentation dated June 2009.